Dividends	6 Months Ended
Jun. 30, 2019
Dividends
Dividends

10. Dividends

The 2018 final and special dividends recommended were approved by shareholders at the Annual General Meeting on 25 April 2019 and the payment made on 30 April 2019 to shareholders on the register at the close of business on 22 March 2019.

RBS announces an interim dividend for 2019 of £241 million, or 2p per ordinary share. In addition, the company announces a further special dividend of £1,449 million, or 12p per ordinary share.

The interim and special dividends will be paid on 20 September 2019 to shareholders on the register at close of business on 16 August 2019. The ex-dividend date will be 15 August 2019.